Exhibit 3.39

APPLICANT'S ACC'T NO

DSCB:BCL 204 (Rev. 8-72)

Filing Fee: $75
AIB-2

Articles of Incorporation—Domestic Business Corporation

82-04 890

(Line for numbering)

COMMONWEALTH OF PENNSYLVANIA
DEPARTMENT OF STATE
CORPORATION BUREAU

Filed this 12th day of February, 1982
Commonwealth of Pennsylvania
Department of State

William C. Davis
Secretary of the Commonwealth jm

(Box for Certification)

In compliance with the requirements of section 204 of the Business Corporation Law, act of May 5, 1933 (P. L. 364) (15 P. S. §1204) the undersigned, desiring to be incorporated as a business corporation, hereby certifies (certify) that:

1. The name of the corporation is:

NPME, INC.

2. The location and post office address of the initial registered office of the corporation in this Commonwealth is:

625 South Fifth Avenue, P. O. Box 630
(NUMBER) (STREET)

Lebanon, Pennsylvania 17042
(CITY) (ZIP CODE)

3. The corporation is incorporated under the Business Corporation Law of the Commonwealth of Pennsylvania for the following purpose or purposes:

To engage generally in any and all lawful businesses for which corporations may be incorporated under the Pennsylvania Business Corporation Law.

4. The term for which the corporation is to exist is: perpetual

5. The aggregate number of shares which the corporation shall have authority to issue is:

One Million Five Hundred Thousand (1,500,000) shares of common stock with a par value of One Dollar ($1.00) per share for a total authorized capital of One Million Five Hundred Thousand Dollars ($1,500,000).

82-04 1891

DSCB:BCL—204 (Rev. 8-72) 2

6. The name(s) and post office address(es) of each incorporator(s) and the number and class of shares subscribed by such incorporator(s) is (are):

NAME	ADDRESS (including street and number, if any)	NUMBER AND CLASS OF SHARES
Arnold Industries, Inc.	625 S. Fifth Ave. P. O. Box 630 Lebanon, PA 17042	1 share common

IN TESTIMONY WHEREOF, the incorporator(s) has (have) signed and sealed these Articles of Incorporation this 12th day of February, 1982

By: Heath L. Allen (SEAL)
Secretary

ARNOLD INDUSTRIES, INC.
By (SEAL)
(SEAL)
President

INSTRUCTIONS FOR COMPLETION OF FORM

A. For general instructions relating to the incorporation of business corporations see 19 Pa. Code Ch. 35 (relating to business corporations generally). These instructions relate to such matters as corporate name, stated purposes, term of existence, authorized share structure and related authority of the board of directors, inclusion of names of first directors in the Articles of Incorporation, optional provisions on cumulative voting for election of directors, etc.

B. One or more corporations or natural persons of full age may incorporate a business corporation.

C. Optional provisions required or authorized by law may be added as Paragraphs 7, 8, 9 . . . etc.

D. The following shall accompany this form:

(1) Three copies of Form DSCB:BCL—206 (Registry Statement Domestic or Foreign Business Corporation).

(2) Any necessary copies of Form DSCB:17.2 (Consent to Appropriation of Name) or Form DSCB 17.3 (Consent to Use of Similar Name).

(3) Any necessary governmental approvals.

E. BCL § 205 (15 P.S. § 1205) requires that the incorporators shall advertise their intention to file or the corporation shall advertise the filing of articles of incorporation. Proofs of publication of such advertising should not be delivered to the Department, but should be filed with the minutes of the corporation.

RECEIVED

82-04 1892

Commonwealth of Pennsylvania

Department of State

CERTIFICATE OF INCORPORATION

Office of the Secretary of the Commonwealth

To All to Whom These Presents Shall Come, Greeting:

Whereas, *Under the provisions of the Laws of the Commonwealth, the Secretary of the Commonwealth is authorized and required to issue a "Certificate of Incorporation" evidencing the incorporation of an entity.*

Whereas, *The stipulations and conditions of the Law have been fully complied with by*

NPME, INC.

Therefore, Know Ye, *That subject to the Constitution of this Commonwealth, and under the authority of the Laws thereof, I do by these presents, which I have caused to be sealed with the Great Seal of the Commonwealth, declare and certify the creation, erection and incorporation of the above in deed and in law by the name chosen hereinbefore specified.*

Such corporation shall have and enjoy and shall be subject to all the powers, duties, requirements, and restrictions, specified and enjoined in and by the applicable laws of this Commonwealth.

Given *under my Hand and the Great Seal of the Commonwealth, at the City of Harrisburg, this* 12th *day of* February *in the year of our Lord one thousand nine hundred and* eighty-two *and of the Commonwealth the two hundred* sixth

William R. Davis

Secretary of the Commonwealth

0749812

KEEFER WOOD ALLEN AND RAHAL ESQS
210 WALNUT ST
HARRISBURG PA 17108

APPLICANT'S ACC'T NO.

DSCB:BCL—903 (Rev. 8-72)

Filing Fee: $50 plus $20 for each party corporation in excess of two
AM3-9

Articles of Merger—
Business Corporation 749812

82-16 1074

(Line for numbering)

COMMONWEALTH OF PENNSYLVANIA
DEPARTMENT OF STATE
CORPORATION BUREAU

Filed this 31st day of March, 19 82
Commonwealth of Pennsylvania
Department of State

William C. Davis

Secretary of the Commonwealth

(Box for Certification) vod

In compliance with the requirements of section 903 of the Business Corporation Law, act of May 5, 1933 (P. L. 304) (15 P. S. §1903), the undersigned corporations, desiring to effect a merger, hereby certify that:

NPME, Inc.

2. (Check and complete one of the following):

[X] The surviving corporation is a domestic corporation and the location of its registered office in this Commonwealth is (the Department of State is hereby authorized to correct the following statement to conform to the records of the Department):

625 South Fifth Avenue, P.O. Box 630
(NUMBER) (STREET)

Lebanon, Pennsylvania 17042
(CITY) (ZIP CODE)

[ ] The surviving corporation is a foreign corporation incorporated under the laws of ________ (NAME OF JURISDICTION)
________ and the location of its office registered with such domiciliary jurisdiction is:

________ (NUMBER) ________ (STREET)

________ (CITY) ________ (STATE) ________ (ZIP CODE)

New Penn Motor Express, Inc.
625 South Fifth Avenue
P.O. Box 630
Lebanon, PA 17042

82-16 1075

DSCB:BCL—903 (Rev. 8-72)-2

4. (Check, and if appropriate, complete one of the following:

☐ The plan of merger shall be effective upon filing these Articles of Merger in the Department of State.

☒ The plan of merger shall be effective on March 31, 1982 (DATE) at 11:59 P.M. (HOUR)

NAME OF CORPORATION	MANNER OF ADOPTION
New Penn Motor Express, Inc.	Approved by the affirmative vote of the shareholders entitled to vote thereon at a meeting called after at least ten days written notice to all shareholders of record, whether or not entitled to vote thereon, setting forth such purpose.
NPME, Inc.	Approved by a consent in writing setting forth the action so taken, signed by the sole shareholder entitled to vote thereon, and filed with the secretary of the corporation.

DEPT. OF STATE

6. [illegible]

7. The plan of merger is set forth in Exhibit A, attached hereto and made a part hereof.

8. [illegible]

82-16 1076

DSCB:BCL—903 (Rev. 8-72)-3

IN TESTIMONY WHEREOF, each undersigned corporation has caused these Articles of Merger to be signed by a duly authorized officer and its corporate seal, duly attested by another such officer, to be hereunto affixed this 16 day of Feb., 1982.

NEW PENN MOTOR EXPRESS, INC.
(NAME OF CORPORATION)

By: [signature]
(SIGNATURE)

President
(TITLE: PRESIDENT, VICE PRESIDENT, ETC.)

Attest: Heath L. Allen
(SIGNATURE)

Secretary
(TITLE: SECRETARY, ASSISTANT SECRETARY, ETC.)

(CORPORATE SEAL)

NPME, INC.
(NAME OF CORPORATION)

By: [signature]
(SIGNATURE)

President
(TITLE: PRESIDENT, VICE PRESIDENT, ETC.)

Attest: Heath L. Allen
(SIGNATURE)

Secretary
(TITLE: SECRETARY, ASSISTANT SECRETARY, ETC.)

(CORPORATE SEAL)

By:

Attest:

PLAN AND AGREEMENT OF MERGER

THIS Plan and Agreement of Merger (hereinafter called the “Agreement”), made February 16, 1982, by and among NEW PENN MOTOR EXPRESS, INC. (hereinafter called “New Penn”), a Pennsylvania corporation, ARNOLD INDUSTRIES, INC. (hereinafter called “Holding Company”), a Pennsylvania corporation and a wholly owned subsidiary of New Penn, and NPME, INC. (hereinafter called “NPME”), a Pennsylvania corporation and a wholly owned subsidiary of Holding Company.

WHEREAS, the parties hereto have determined that it is advisable and generally to the advantage and welfare of said corporations and their respective stockholders that New Penn be merged with and into NPME, upon the terms herein set forth and in accordance with the applicable provisions of the laws of the Commonwealth of Pennsylvania that permit such merger.

NOW THEREFORE, in consideration of the premises and of the mutual agreements, covenants, and provisions hereinafter contained, the parties hereto agree as follows:

I. Merger

1.1 Subject to and upon satisfaction of all requirements of law and the terms and the conditions specified in this Agreement, the merger provided for herein shall become effective on March 31, 1982, at 5:00 p.m. (hereinafter called the “Effective Date”).

1.2 On the Effective Date, the separate existence and corporate organization of New Penn shall cease, and said corporation shall be merged into NPME, which shall be, and is hereinafter sometimes called, the Surviving Corporation, and the name of which shall be changed to “New Penn Motor Express, Inc.,” and thereupon New Penn and NPME shall be a single corporation. NPME, as the Surviving Corporation, shall possess all the rights, privileges, powers, and franchises of a public as well as a private nature, and shall be subject to all the restrictions, disabilities, and duties of each of the Constituent Corporations, and all and singular the rights, privileges, powers, and franchises of each of the Constituent Corporations, and all property, real, personal, and mixed, and all debts due to any of the Constituent Corporations on whatever account shall be vested in the Surviving Corporation; and all property, rights, privileges, powers, and franchises, and all and every other interest shall be thereafter as effectually the property of the Surviving Corporation as they were of the Constituent Corporations; provided, however, that all rights of creditors and all liens upon any property of any of the Constituent Corporations shall be preserved unimpaired and all debts, liabilities, and duties of the Constituent Corporations shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if said debts, liabilities, and duties had been incurred or contracted by it.

Exhibit “A”

1.3 If, at any time, the Surviving Corporation shall consider or be advised that any further assignments or assurances in law or any other things are necessary or desirable to vest, perfect, or confirm, of record or otherwise, in the Surviving Corporation the title to any property or right of New Penn acquired or to be acquired by reason of or as a result of the merger, the proper officers and directors of New Penn in office immediately prior to the Effective Date shall in the name and on behalf of New Penn execute and deliver all such proper deeds, assignments and assurances in law and do all things necessary and proper to vest, perfect, or confirm title to such property or rights in the Surviving Corporation, and otherwise to carry out the purposes of this Agreement and the proper officers and directors of the Surviving Corporation are hereby authorized in the name of New Penn or otherwise to take any and all such action.

II. Conversion of Shares

2.1 On the Effective Date, each share of common stock of NPME outstanding immediately prior to the Effective Date shall continue to be an issued and outstanding share of stock of NPME. Each certificate representing immediately prior to the Effective Date issued and outstanding shares of common stock of NPME shall continue to evidence ownership of the same number of fully paid, non-assessable shares of common stock of NPME.

2.2 On the Effective Date, each share of common stock of New Penn (hereinafter called “New Penn Common Stock”) which is issued and outstanding immediately prior to the Effective Date shall thereupon become and be converted into two (2) shares of common stock of Holding Company (hereinafter called “Holding Company Common Stock”), and each certificate representing immediately prior to the Effective Date outstanding shares of New Penn Common Stock shall thereupon become and be deemed for all purposes to evidence the ownership of twice the number of fully paid, non-assessable shares of Holding Company Common Stock.

2.3 Each holder of a certificate representing immediately prior to the Effective Date outstanding shares of New Penn Common Stock will be entitled, upon surrender of such certificate for cancellation after the Effective Date, to receive in exchange a certificate representing twice the number of shares of Holding Company Common Stock, previously represented by the certificate surrendered. If any such certificate is to be issued in a name other than that which the certificate surrendered for exchange is registered, it shall be a condition of such exchange that the certificate so surrendered shall be properly endorsed or otherwise in proper form for transfer and that the person requesting such exchange shall pay any transfer or other taxes required by reason of the issuance of the new Holding Company certificates in a name other than the registered holder of the certificate surrendered, or establish to the satisfaction of Holding Company or its transfer agent that such tax has been paid or is not applicable.

2.4 On the Effective Date, all shares of common stock of Holding Company owned and held by New Penn immediately prior to the Effective Date shall be surrendered and cancelled.

2.5 On the Effective Date, it shall be deemed that the stock transfer books of New Penn are closed, and no transfer of shares of New Penn Common Stock shall thereafter be made or consummated.

III. Articles of Incorporation, By-Laws,

Board of Directors, Officers

3.1 From and after the Effective Date, and until thereafter amended as provided by law, the Articles of Incorporation of NPME shall continue in force and effect as the Articles of Incorporation of the Surviving Corporation.

3.2 The By-Laws of New Penn in effect and as they exist on the Effective Date shall be the By-Laws of the Surviving Corporation until altered, amended, or repealed as therein provided or in accordance with the applicable provisions of the Business Corporation Law of the Commonwealth of Pennsylvania.

3.3 On the Effective Date, the directors and officers of NPME shall be, respectively, those persons who were the directors and officers of New Penn immediately prior to the Effective Date, to hold office until their respective successors shall be elected and qualified as provided in the By-Laws of NPME.

IV. Conditions

4.1 Effectuation of the merger herein provided for is subject to the satisfaction prior to the Effective Date of the following conditions:

(a) The merger herein provided for shall have received the requisite approval of the holders of the common capital stock of New Penn.

(b) There shall have been obtained a Ruling of the Internal Revenue Service, satisfactory in form and substance to New Penn and its counsel, to the effect that the merger herein provided for will constitute a tax-free reorganization, and neither gain nor loss will be recognized by New Penn, Holding Company, NPME, or stockholders of New Penn by reason of the consummation of such merger and as to such further matters related to the tax consequences of the transactions contemplated herein as the Board of Directors of New Penn or the Board of Directors of NPME may deem advisable.

(c) Procurement of all other consents and approvals, and satisfaction of all other requirements prescribed by law which are necessary for consummation of the merger.

V. Termination

5.1 This Agreement may be terminated and the merger herein provided for abandoned at any time prior to the Effective Date, whether before or after approval of this Agreement by the stockholders of New Penn or NPME:

(a) By the mutual consent of the Board of Directors of New Penn and the Board of Directors of NPME; or

(b) By the Board of Directors of New Penn or the Board of Directors of NPME if any order, consent or approval, governmental or otherwise, which in the opinion of either such Board is required by law or advisable to permit or enable NPME to succeed, on the Effective Date, to all or any part of the rights, assets, liabilities, and obligations of New Penn, or to conduct, on and after the Effective Date, all or any part of the business or activities theretofore conducted by New Penn, shall not have been obtained; or

(c) By the Board of Directors of New Penn or the Board of Directors of NPME, if either such Board shall determine in its sole discretion that it is inadvisable to consummate the merger herein provided for.

VI. Accomplishment of Merger

6.1 New Penn, Holding Company, and NPME each agrees to take such action on its part as may be necessary or desirable to consummate the merger and other transaction hereinafter provided for, subject, however, to the rights herein provided for the termination of this Agreement.

6.2 For the convenience of the parties and to facilitate the filing and recording of this Plan and Agreement, any number of counterparts hereof may be executed and each such counterpart shall be deemed to be an original instrument.

IN WITNESS WHEREOF, each of the parties hereto, pursuant to authority duly granted by its Board of Directors, pursuant to a resolution of each Board of Directors, has caused this Agreement to be executed in a number of counterparts (each of which constitutes an original) on its behalf and its corporate seal to be hereunto affixed as of the day first written above, and witness the signatures hereof of Directors of New Penn and NPME.

ATTEST:	NEW PENN MOTOR EXPRESS, INC.

/s/ HEATH L. ALLEN	By	/s/ E. H. ARNOLD
(Assistant) Secretary		President

(Corporate Seal)		“New Penn”

/s/ E. H. ARNOLD	/s/ HEATH L. ALLEN
E. H. ARNOLD, Director	HEATH L. ALLEN, Director

/s/ THOMAS G. PHILLIPS III	/s/ KENNETH F. LEEDY
THOMAS G. PHILLIPS III, Director	KENNETH F. LEEDY, Director

/s/ RONALD E. WALBORN
RONALD E. WALBORN, Director

ATTEST:	ARNOLD INDUSTRIES, INC.

/s/ HEATH L. ALLEN	By	/s/ E. H. ARNOLD
(Assistant) Secretary		President

(Corporate Seal)		“Holding Company”

ATTEST:	NPME, INC.

/s/ HEATH L. ALLEN	By	/s/ E. H. ARNOLD
(Assistant) Secretary		President

(Corporate Seal)		“NPME”

/s/ E. H. ARNOLD	/s/ HEATH L. ALLEN
E. H. ARNOLD, Director	HEATH L. ALLEN, Director

/s/ THOMAS G. PHILLIPS III	/s/ KENNETH F. LEEDY
THOMAS G. PHILLIPS III, Director	KENNETH F. LEEDY, Director

/s/ RONALD E. WALBORN
RONALD E. WALBORN, Director

82-16 1082

Commonwealth of Pennsylvania

749812

Department of State

To All to Whom These Presents Shall Come, Greeting:

Whereas, *Under the terms of the Business Corporation Law, approved May 5, 1933, P. L. 364, as amended, the Department of State is authorized and required to issue a*

CERTIFICATE OF MERGER

evidencing the merger of one or more corporations into one of such corporations under the provisions of that law; and

Whereas, *The stipulations and conditions of that law relating to the merger of such corporations have been fully complied with by* NEW PENN MOTOR EXPRESS, INC. and NPME, INC.

Therefore, Know Ye, *That subject to the Constitution of this Commonwealth and under the authority of the Business Corporation Law, approved May 5, 1933, P. L. 364, as amended, I DO BY THESE PRESENTS, which I have caused to be sealed with the Great Seal of the Commonwealth, merge the above named* NEW PENN MOTOR EXPRESS, INC. into and with NPME, INC., the surviving corporation, which shall continue to be invested with and have and enjoy all the powers, privileges and franchises incident to a domestic business corporation, and be subject to all the duties, requirements and restrictions specified and enjoined in and by the Business Corporation Law and all other applicable laws of this Commonwealth.

Given *under my Hand and the Great Seal of the Commonwealth, at the City of Harrisburg, this* 31st *day of* March *in the year of our Lord one thousand nine hundred and* eighty two *and of the Commonwealth the two hundred* and sixth.

[signature]

Secretary of the Commonwealth

vod

APPLICANT'S ACC'T NO

DSCB: BCL-806 (Rev. 8-72)

Filing Fee: $40
AB-2

Articles of Amendment—
Domestic Business Corporation 750158

82-16 1083

(Line for numbering)

COMMONWEALTH OF PENNSYLVANIA
DEPARTMENT OF STATE
CORPORATION BUREAU

Filed this 31st day of March 19 82
Commonwealth of Pennsylvania
Department of State

William R. Davis

Secretary of the Commonwealth

(Box for Certification) vod

In compliance with the requirements of section 806 of the Business Corporation Law, act of May 5, 1933 (P. L. 364) (15 P. S. §1806), the undersigned corporation, desiring to amend its Articles, does hereby certify that:

1. The name of the corporation is:

NPME, Inc.

2. The location of its registered office in this Commonwealth is (the Department of State is hereby authorized to correct the following statement to conform to the records of the Department):

625 (NUMBER) South 5th Avenue (STREET)

Lebanon (CITY) Pennsylvania 17042 (ZIP CODE)

3. The statute by or under which it was incorporated is:

Business Corporation Law, Act of May 5, 1933 (P.L. 364)

4. The date of its incorporation is: February 12, 1982

5. Check, and if appropriate, complete one of the following:

☐ The meeting of the shareholders of the corporation at which the amendment was adopted was held at the time and place and pursuant to the kind and period of notice herein stated.

Time: The ________ day of ________ 19____

Place: ________

Kind and period of notice ________

☒ The amendment was adopted by a consent in writing, setting forth the action so taken, signed by all of the shareholders entitled to vote thereon and filed with the Secretary of the corporation.

6. At the time of the action of shareholders

(a) The total number of shares outstanding was:

100 Common Shares

(b) The number of shares entitled to vote was:

100 Common Shares

DSCB CL-806 (Rev. 8-72)-2 82-16 1084

7. In the action taken by the shareholders:

(a) The number of shares voted in favor of the amendment was:

100 Common Shares

(b) The number of shares voted against the amendment was:

0

8. The amendment adopted by the shareholders, set forth in full, is as follows:

The Articles of Incorporation of NPME, Inc. shall be amended by striking out all of the present Article I and substituting a new Article I, which shall read as follows:

"The name of the corporation shall be New Penn Motor Express, Inc."

IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer and its corporate seal, duly attested by another such officer, to be hereunto affixed this 24th day of March 19 82.

NPME, INC.
(NAME OF CORPORATION)

Attest: Heath L. Allen
(SIGNATURE)

By: E. H. Arnold
(SIGNATURE)

Heath L. Allen, Secretary
(TITLE: SECRETARY, ASSISTANT SECRETARY, ETC.)

E. H. Arnold, President
(TITLE: PRESIDENT, VICE PRESIDENT, ETC.)

(CORPORATE SEAL)

INSTRUCTIONS FOR COMPLETION OF FORM

A. Any necessary copies of Form DSCB:17.2 (Consent to Appropriation of Name) or Form DSCB:17.3 (Consent to Use of Similar Name) shall accompany Articles of Amendment effecting a change of name.

B. Any necessary governmental approvals shall accompany this form.

C. Where action is taken by partial written consent pursuant to the Articles, the second alternate of Paragraph 5 should be modified accordingly.

D. If the shares of any class were entitled to vote as a class, the number of shares of each class so entitled and the number of shares of all other classes entitled to vote should be set forth in Paragraph 6(b).

E. If the shares of any class were entitled to vote as a class, the number of shares of such class and the number of shares of all other classes voted for and against such amendment respectively should be set forth in Paragraphs 7(a) and 7(b).

F. BCL §807 (15 P. S. §1807) requires that the corporation shall advertise its intention to file or the filing of Articles of Amendment. Proofs of publication of such advertising should not be delivered to the Department, but should be filed with the minutes of the corporation.

82-16 1085

Commonwealth of Pennsylvania

750158

Department of State

To All to Whom These Presents Shall Come, Greeting:

Whereas, In and by Article VIII of the Business Corporation Law, approved the fifth day of May, Anno Domini one thousand nine hundred and thirty-three, P. L. 364, as amended, the Department of State is authorized and required to issue a

CERTIFICATE OF AMENDMENT

evidencing the amendment of the Articles of Incorporation of a business corporation organized under or subject to the provisions of that Law, and

Whereas, The stipulations and conditions of that Law pertaining to the amendment of Articles of Incorporation have been fully complied with by

NPME, INC.

name changed to

NEW PENN MOTOR EXPRESS, INC.

Therefore, Know Ye, That subject to the Constitution of this Commonwealth and under the authority of the Business Corporation Law, I do by these presents, which I have caused to be sealed with the Great Seal of the Commonwealth, extend the rights and powers of the corporation named above, in accordance with the terms and provisions of the Articles of Amendment presented by it to the Department of State, with full power and authority to use and enjoy such rights and powers, subject to all the provisions and restrictions of the Business Corporation Law and all other applicable laws of this Commonwealth.

Given under my Hand and the Great Seal of the Commonwealth, at the City of Harrisburg, this 31st day of March in the year of our Lord one thousand nine hundred and eighty two and of the Commonwealth the two hundred and sixth.

Secretary of the Commonwealth

vod

9171-1235

Microfilm Number

Entity Number 750158

Filed with the Department of State on NOV 07 1991

Vincent G. Guest
DEPUTY

Secretary of the Commonwealth

ARTICLES OF MERGER-DOMESTIC BUSINESS CORPORATION

DSCB:15-1926 (Rev 89)

2. (Check and complete one of the following):

x The surviving corporation is a domestic business corporation and the (a) address of its current registered office in this Commonwealth or (b) commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following address to conform to the records of the Department):

(a) 625 South 5th Avenue, Lebanon, Pennsylvania 17042 Lebanon
Number and Street / City / State / Zip / County

(b)
Name of Commercial Registered Office Provider / County

For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

___ The surviving corporation is a qualified foreign business corporation incorporated under the laws of ______ and the (a) address of its current registered office in this Commonwealth or (b) commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following address to conform to the records of the Department):

(a)
Number and Street / City / State / Zip / County

(b)
Name of Commercial Registered Office Provider / County

For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

___ The surviving corporation is a nonqualified foreign business corporation incorporated under the laws of ______ and the address of its principal office under the laws of such domiciliary jurisdiction is:

Number and Street / City / State / Zip

9171-1236

DSCB:15-1926 (Rev 89)-2

4. (Check, and if appropriate complete, one of the following):

X The plan of merger shall be effective upon filing these Articles of Merger in the Department of State.

___The plan of merger shall be effective on________________________________

Name of corporation	Manner of adoption
New Penn Motor Express, Inc.	Adopted by the shareholder and directors pursuant to 15 Pa.C.S. §1924(a)

6. (Strike out this paragraph if no foreign corporation is a party to the merger). The plan was authorized, adopted or approved, as the case may be, by the foreign business corporation (or each of the foreign business corporations) party to the plan in accordance with the laws of the jurisdiction in which it is incorporated.

7. (Check, and if appropriate complete, one of the following):

X The plan of merger is set forth in full in Exhibit A attached hereto and made a part hereof.

___Pursuant to 15 Pa.C.S. § 1901 (relating to omission of certain provisions from filed plans) the provisions of the plan of merger that amend or constitute the operative Articles of Incorporation of the surviving corporation as in effect subsequent to the effective date of the plan are set forth in full in Exhibit A, attached hereto and made a part hereof. The full text of the plan of merger is on file at the principal place of business of the surviving corporation, the address of which is:

Number and Street ____ City ____ State ____ Zip ____

New Penn Motor Express, Inc.
(Name of Corporation)

BY: [signature]
(Signature)

TITLE: Secretary

LKWA, Inc.
(Name of Corporation)

BY: [signature]
(Signature)

TITLE: President

PLAN AND AGREEMENT OF MERGER

FOR LKWA, INC. AND NEW PENN MOTOR EXPRESS, INC.

FIRST: NEW PENN MOTOR EXPRESS, INC., a corporation organized under the laws of the State of Pennsylvania, shall merge with and into itself and assume the assets, liabilities and obligations of LKWA, Inc., a corporation organized under the laws of the State of Delaware. The name of the surviving corporation is NEW PENN MOTOR EXPRESS, INC.

SECOND: The presently issued and outstanding shares of stock of LKWA, INC., the merging corporation, shall be surrendered and canceled. No shares of stock of the surviving corporation shall be issued in exchange therefor.

THIRD: The Articles of Incorporation of NEW PENN MOTOR EXPRESS, INC. shall be the Articles of Incorporation of the corporation surviving the merger. No changes or amendments shall be made to the Articles of Incorporation because of the merger.

FOURTH: The by-laws of NEW PENN MOTOR EXPRESS, INC. shall be the by-laws of the Corporation surviving the merger.

FIFTH: The directors and officers of NEW PENN MOTOR EXPRESS, INC. shall be the directors and officers of the corporation surviving the merger and shall serve until their successors are selected.

SIXTH: The officers of each corporation party to the merger shall be and hereby are authorized to do all acts and things necessary and proper to effect the merger.

SEVENTH: The merger shall be effective on November 7, 1991.

IN WITNESS WHEREOF, the parties to this agreement, pursuant to the approval and authority duly given by resolutions adopted by the respective boards of directors and shareholders have caused this document to be executed by the undersigned officers as the deed and act of each of said corporations on this 7th day of November, 1991.

ATTEST	NEW PENN MOTOR EXPRESS, INC.

Secretary	President

ATTEST	LKWA, INC.

Secretary	President

Microfilm Number	Filed with the Department of State on DEC 27 1996

Entity Number [ILLEGIBLE]	/s/ [Illegible]
Secretary of the Commonwealth

ARTICLES OF MERGER—DOMESTIC BUSINESS CORPORATION

In compliance with the requirements of 15 Pa.C.S. § 1926 (relating to articles of merger or consolidation), the undersigned business corporation, desiring to effect a merger, hereby states that:

1.	The name of the corporation surviving the merger is:

NEW PENN MOTOR EXPRESS, INC.

2.	The surviving entity is a domestic business corporation and the address of its current registered office in this Commonwealth is:

625 South Fifth Avenue, Lebanon, PA 17042, Lebanon County

3.	The plan of merger shall be effective at noon on December 27, 1996.

4.	The manner in which the plan of merger was adopted by each domestic corporation is as follows:

NEW PENN MOTOR Adopted by the directors pursuant
EXPRESS, INC. to 15 Pa.C.S. § 1924 (b) (2).

5.	The plan was authorized, adopted or approved, as the case may be, by TUDOR LANE, INC., the nonqualified foreign business corporation party to the plan, in accordance with the laws of Delaware, the jurisdiction in which it is incorporated.

6.	Pursuant to 15 Pa.C.S. § 1901 (relating to omissions of certain provisions from filed plans) the provisions, if any, of the Plan of Merger that amend or constitute the operative Articles of Incorporation of the surviving corporation as in effect subsequent to the effective date of the plan are as follows: The Articles of Incorporation of NEW PENN MOTOR EXPRESS, INC, shall constitute the Articles of Incorporation of the Surviving Corporation.
The full text of the plan of merger is on file at the principal place of business of the surviving corporation, the address of which is:
625 South Fifth Avenue, Lebanon, PA 17042, Lebanon County

IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Merger to be signed by a duly authorized officer thereof, this 26th day of December, 1996.

ATTEST:	NEW PENN MOTOR EXPRESS, INC.

/s/ Heath L. Allen	By:	/s/ Kenneth F. Leedy
Secretary		President

Microfilm Number	Filed with the Department of State on DEC 27 1996

Entity Number [ILLEGIBLE]	/s/ [ILLEGIBLE]
Secretary of the Commonwealth

ARTICLES OF MERGER—DOMESTIC BUSINESS CORPORATION

In compliance with the requirements of 15 Pa.C.S. § 1926 (relating to articles of merger or consolidation), the undersigned business corporation, desiring to effect a merger, hereby states that:

1.	The name of the corporation surviving the merger is:

NEW PENN MOTOR EXPRESS, INC.

2.	The surviving entity is a domestic business corporation and the address of its current registered office in this Commonwealth is:

625 South Fifth Avenue, Lebanon, PA 17042, Lebanon County

3.	The plan of merger shall be effective at 3:00 p.m. on December 30, 1996.

4.	The manner in which the plan of merger was adopted by each domestic corporation is as follows:

NEW PENN MOTOR Adopted by the directors pursuant
EXPRESS, INC. to 15 Pa.C.S. § 1924 (b) (2).

5.	The plan was authorized, adopted or approved, as the case may be, by NTL, INC., the nonqualified foreign business corporation party to the plan, in accordance with the laws of Delaware, the jurisdiction in which it is incorporated.

6.	Pursuant to 15 Pa.C.S. § 1901 (relating to omissions of certain provisions from filed plans) the provisions, if any, of the Plan of Merger that amend or constitute the operative Articles of Incorporation of the surviving corporation as in effect subsequent to the effective date of the plan are as follows: The Articles of Incorporation of NEW PENN MOTOR EXPRESS, INC. shall constitute the Articles of Incorporation of the Surviving Corporation.

The full text of the plan of merger is on file at the principal place of business of the surviving corporation, the address of which is:

625 South Fifth Avenue, Lebanon, PA 17042, Lebanon County

IN TESTIMONY WHEREOF, each of the undersigned corporations has caused these Articles of Merger to be signed by a duly authorized officer thereof, this 26th day of December, 1996.

ATTEST:	NEW PENN MOTOR EXPRESS, INC.

/s/ Heath L. Allen	By:	/s/ Kenneth F. Leedy
Heath L. Allen, Secretary		Kenneth F. Leedy, President

ATTEST:	NTL, INC.

/s/ Gary E. French	By:	/s/ Ronald E. Walborn
Gary E. French Assistant Secretary		Ronald E. Walborn President

Microfilm Number	Filed with the Department of State on DEC 27 1996

Entity Number [ILLEGIBLE]	/s/ [ILLEGIBLE]
Secretary of the Commonwealth

ARTICLES OF MERGER—DOMESTIC BUSINESS CORPORATION

In compliance with the requirements of 15 Pa.C.S. § 1926 (relating to articles of merger or consolidation), the undersigned business corporation, desiring to effect a merger, hereby states that:

1.	The name of the corporation surviving the merger is:

NEW PENN MOTOR EXPRESS, INC.

2.	The surviving entity is a domestic business corporation and the address of its current registered office in this Commonwealth is:

625 South Fifth Avenue, Lebanon, PA 17042, Lebanon County

3.	The name and address of the registered office of each other domestic business corporation and qualified foreign business corporation which is a party to the plan of merger are as follows:

E & A TRUCKSERVICE, INC.
1714 North Second Street, Harrisburg, PA 17102, Dauphin County

4.	The plan of merger shall be effective at noon on December 30, 1996.

5.	The manner in which the plan of merger was adopted by each domestic corporation is as follows:

NEW PENN MOTOR Adopted by the directors pursuant
EXPRESS, INC. to 15 Pa.C.S. § 1924 (b) (2).

6.	Pursuant to 15 Pa.C.S. § 1901 (relating to omissions of certain provisions from filed plans) the provisions, if any, of the Plan of Merger that amend or constitute the operative Articles of Incorporation of the surviving corporation as in effect subsequent to the effective date of the plan are as follows: The Articles of Incorporation of NEW PENN MOTOR EXPRESS, INC. shall constitute the Articles of Incorporation of the Surviving Corporation.

The full text of the plan of merger is on file at the principal place of business of the surviving corporation, the address of which is:

625 South Fifth Avenue, Lebanon, PA 17042, Lebanon County

IN TESTIMONY WHEREOF, each of the undersigned corporations has caused these Articles of Merger to be signed by a duly authorized officer thereof, this 26th day of December, 1996.

ATTEST:	NEW PENN MOTOR EXPRESS, INC.

/s/ Heath L. Allen	By:	/s/ Kenneth F. Leedy
Heath L. Allen, Secretary		Kenneth F. Leedy, President

ATTEST:	E & A TRUCKSERVICES, INC.

/s/ Cornelius J. Keim, III	By:	/s/ Eugene E. Pepinsky, Jr.
Cornelius J. Keim, III Secretary		Eugene E. Pepinsky, Jr. President

Microfilm Number	Filed with the Department of State on JAN 21 1997

Entity Number 750158
Secretary of the Commonwealth

ARTICLES OF MERGER—DOMESTIC BUSINESS CORPORATION

In compliance with the requirements of 15 Pa.C.S. § 1926 (relating to articles of merger or consolidation), the undersigned business corporation, desiring to effect a merger, hereby states that:

1.	The name of the corporation surviving the merger is:

NEW PENN MOTOR EXPRESS, INC.

2.	The surviving entity is a domestic business corporation and the address of its current registered office in this Commonwealth is:

625 South Fifth Avenue, Lebanon, PA 17042, Lebanon County

3.	The plan of merger shall be effective at 3:00 p.m. on January 21, 1997.

4.	The manner in which the plan of merger was adopted by each domestic corporation is as follows:

NEW PENN MOTOR Adopted by the directors pursuant
EXPRESS, INC. to 15 Pa.C.S. § 1924 (b) (2).

5.	The plan was authorized, adopted or approved, as the case may be, by NPME, INC., the nonqualified foreign business corporation party to the plan, in accordance with the laws of Delaware, the Jurisdiction in which it is incorporated.

6.	Pursuant to 15 Pa.C.S, § 1901 (relating to omissions of certain provisions from filed plans) the provisions, if any, of the Plan of Merger that amend or constitute the operative Articles of Incorporation of the surviving corporation as in effect subsequent to the effective date of the plan are as follows: The Articles of Incorporation of NEW PENN MOTOR EXPRESS, INC. shall constitute the Articles of Incorporation of the surviving Corporation.

The full text of the plan of merger is on file at the principal place of business of the surviving corporation, the address of which is:

625 South Fifth Avenue, Lebanon, PA 17042, Lebanon County

IN TESTIMONY WHEREOF, each of the undersigned corporations has caused these Articles of Merger to be signed by a duly authorized officer thereof, this 21st day of January, 1997.

ATTEST:	NEW PENN MOTOR EXPRESS, INC.

/s/ Heath L. Allen	By:	/s/ Kenneth F. Leedy
Heath L. Allen, Secretary		Kenneth F. Leedy, President

ATTEST:	NPME, INC.

/s/ Gary E. French	By:	/s/ Ronald E. Walborn
Gary E. French Assistant Secretary		Ronald E. Walborn President

MAR-03-2005 11:29 CT CORPORATION SYS 3148630794 P.02/02

2005019-1570

PENNSYLVANIA DEPARTMENT OF STATE
CORPORATION BUREAU

Statement of Change of Registered Office (15 Pa.C.S.)

Entity Number
000750158

X Domestic Business Corporation (§ 1507)
___ Foreign Business Corporation (§ 4144)
___ Domestic Nonprofit Corporation (§ 5507)
___ Foreign Nonprofit Corporation (§ 6144)
___ Domestic Limited Partnership (§ 8506)

Name

Address CT CORP COUNTER

City State Zip Code

Document will be returned to the name and address you enter to the left.

Fee: $70

Filed in the Department of State on MAR 03 2005

Pedro A. Cortés
Secretary of the Commonwealth

In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations), the undersigned corporation or limited partnership, desiring to effect a change of registered office, hereby states that:

1. The name is:
New Penn Motor Express, Inc.

2. The (a) address of its initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:

(a) Number and street | City | State | Zip | County

(b) Name of Commercial Registered Office Provider | County
c/o:

3. *Complete part (a) or (b):*

(a) The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is:

Number and street | City | State | Zip | County

(b) The registered office of the corporation or limited partnership shall be provided by:

c/o: C T Corporation System | Philadelphia
Name of Commercial Registered Office Provider | County

PA! 2 - 01 CT System Online

TOTAL P.02

MAR-03-2005 14:45 CT CORPORATION SYS 3148630794 P.01/01

2005019-157

DSCB:15-1507/4144/5507/6144/8506-2

4. *Strike out if a limited partnership.*

Such change was authorized by the Board of Directors of the corporation.

IN TESTIMONY WHEREOF, the undersigned has caused this Application for Registration to be signed by a duly authorized officer thereof this

21st day of February 2005

New Penn Motor Express, Inc.

Name of Corporation/~~Limited Partnership~~

Brenda Landry

Signature

Vice Pres & Asst. Sec.

Title

PA011 - 01/05/04 C T System Online